NEWMARKT CORP.

EQUIPMENT RENTAL AGREEMENT

Nr.# 011520-16

Dated: January 15, 2016

OWNER: Newmarkt Corp. Legal address: P.O.Box 1408,5348 Vegas Drive, 89108 Las Vegas, Nevada, USA	DELIVERING ADDRESS: Newmarkt Сorp. Seimyniskiu g. 23 Vilnius 09200, Lithuania PHONE: +3 (705) 2078574

RENTER: Sigvita TA Legal address: Kalvariju ul.143, Vilnius 08221, Lithuania	DATE: January 15, 2016

PLACE OF USE: Vilnius, Lithuania CONTACT: Denis Razvodovskij	DATE: January 15, 2016 PHONE: +3 (705) 2078574

EQUIPMENT RENTED

ITEM
1.	Adult bicycle
2.	Kids bicycle
3.

RENTAL RATE All rates, price details, and currency details will be provided in the Exhibit 1 to this Agreement. The Renter will receive the updated price list every time when the rates are changed and the Exhibit 1 should be updated accordingly to these changes.

RENTAL TERMS AND CONDITIONS

1.  The RENTER shall keep and maintain the rented equipment during the terms of the rental at his won cost and expense. He shall keep the equipment in a good state of repair, normal wear and tear excepted.

2.  The RENTER shall pay the OWNER full compensation for replacement and/or repair of any equipment, which is not returned because it is lost or stolen, or any equipment, which is damaged and in need of repair to put it into the same condition it was in at the time of rental, normal wear and tear excepted.

Equipment Rental Agreement • Page 1of 5

3.  The RENTER can make an advanced payment upon signing this agreement. The RENTER is allowed to get up to 10% discount in case of advance payments.

4.  This agreement is made for a term of one year from the date above written.

4.  The equipment shall be returned to OWNER at the RENTER’s risk, cost and expense.

5.  No allowance will be made for any rented equipment or portion thereof which is claimed not to have been used. Acceptance of returned equipment by OWNER does not constitute a waiver of any of the rights OWNER has under the rental agreement.

6.  RENTER indemnifies and holds OWNER harmless for all injuries or damage of any kind for repossession and for all consequential and special damages for any claimed breach of warranty.

7.  These terms are accepted by the RENTER upon delivery of the terms to the RENTER or the agent or other representative of RENTER.

8.  Both parties can amend this agreement. Additional information can be added as an Exhibit to this agreement and it has to be signed by both parties.

Date January 15, 2016__________________________

Signatures /s/ Agneshka Stanius_____________________________________________

RENTER Sigvita TA

Signatures /s/ Denis Razvodovskij____________________________________________

OWNER: Newmarkt Corp.

Equipment Rental Agreement • Page 2 of 5

Exhibit 1

Dated: February 15, 2016

Exhibit 1 to the Equipment Rental Agreement

Nr.# 011520-16, dated: January 15, 2016

Price List of the offered service to the Renter:

Nr.	ITEM	Price per hour, €	Price per half-day, €	Price per day, €	Price per weekend, €
1.	Adult bicycle	16	30	46	88
2.	Kids bicycle	13	26	44	79
3.	Segway	21	84	154	-
4.	Safety equipment	1	5	8	16

The prices in this Agreement can be converted to USD currency, fixed by the Bank of Lithuania on the day of the payment.

Date February 15, 2016

Signatures /s/ Agneshka Stanius_____________________________________________

RENTER Sigvita TA

Signatures /s/ Denis Razvodovskij____________________________________________

OWNER: Newmarkt Corp.

Equipment Rental Agreement • Page 3 of 5

Exhibit 2

Dated February 15, 2016

Exhibit 2 to the Equipment Rental Agreement

Nr.# 011520-16, dated: January 15, 2016

The OWNER has expanded the range of the offered equipment to the RENTER as following:

EQUIPMENT RENTED

ITEM
1.	Adult bicycle
2.	Kids bicycle
3.	Segway

Date February 15, 2016

Signatures /s/ Agneshka Stanius_____________________________________________

RENTER Sigvita TA

Signatures /s/ Denis Razvodovskij___________________________________________

OWNER: Newmarkt Corp.

Equipment Rental Agreement • Page 4 of 5

Exhibit 1

Dated: March 4, 2016

Exhibit 1 to the Equipment Rental Agreement

Nr.# 011520-16, dated: January 15, 2016

Price List of the offered service to the Renter:

Nr.	ITEM	Price per hour, €	Price per half-day, €	Price per day, €	Price per weekend, €
1.	Adult bicycle	15	30	45	85
2.	Kids bicycle	12	25	40	75
3.	Segway	20	80	150	-
4.	Safety equipment	1	5	8	16

Peak season: May-September

Nr.	ITEM	Price per hour, €	Price per half-day, €	Price per day, €	Price per weekend, €
1.	Adult bicycle	18	34	50	90
2.	Kids bicycle	15	29	45	85
3.	Segway	25	85	154	-
4.	Safety equipment	1	5	8	16

The prices in this Agreement can be converted to USD currency, fixed by the Bank of Lithuania on the day of the payment.

Date March 4, 2016

Signatures /s/ Agneshka Stanius_____________________________________________

RENTER: Sigvita TA

Signatures /s/ Denis Razvodovskij___________________________________________

OWNER: Newmarkt Corp.

Equipment Rental Agreement • Page 5 of 5